SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 10, 2010

SAVANNA EAST AFRICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27693	98-0211769
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification #)

2520 South Third Street #206

Louisville, KY 40208

Address of Principal Executive Offices)

502-636-2807

(Registrant's telephone number, including area code)

None

(Former address, if changed since last report)

Copies to:

Andrea Cataneo, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K amends Savanna East Africa, Inc.’s Current Report on Form 8-K filed December 16, 2010 to include the requisite financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired.  See Exhibit 99.1.

(b)   Pro forma financial information.  See Exhibit 99.2.

(c)   Shell Company Transactions. Not applicable.

(d)   Exhibits. See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K/A.

Exhibit Index

Exhibit Number	Description

99.1	Financial Statements of Savanna East Africa, Limited

99.2	Pro Forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVANNA EAST AFRICA, INC.

By /S/ JAMES TILTON

James Tilton, Chief Operating Officer

Date: February 25, 2011